Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock, par value $0.01 per share, of Interactive Brokers Group, Inc., a Delaware corporation, and that this Agreement may be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 7th day of January 2013.

TCV VI, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TCV VII, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TCV VII (A), L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TCV MEMBER FUND, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VI, L.L.C.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, LTD.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TCV VI MANAGEMENT, L.L.C.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TCV VII MANAGEMENT, L.L.C.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

JAY C. HOAG

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

RICHARD H. KIMBALL

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

JOHN L. DREW

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

JON Q. REYNOLDS, JR.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

ROBERT W. TRUDEAU

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

CHRISTOPHER P. MARSHALL

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

TIMOTHY P. MCADAM

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

JOHN C. ROSENBERG

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory

DAVID L. YUAN

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Its:	Authorized Signatory